Exhibit 99.2

Q1 2025 Conference Call May 6, 2025 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on March 4 , 2025 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $600B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Strategic Marketing Agreement ► Joint marketing agreement with major semiconductor equipment maker ► Focused on Gate - All - Around transistors ► Enables solutions that are more validated so faster to production Atomera Incorporated 4 ► Leverages partner’s sales and marketing resources ► Partnership may extend into other application areas

MST technology focus areas Atomera 5 MST for Advanced Nodes MST for RF - SOI MST for Power SP, SPX MST for DRAM

Customer Status 10 14 2 Engagement Phases Atomera Incorporated 6 Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase • 21 customers, 26 engagements • Working with more than half of the world’s top semiconductor makers* • At least 10 of the top 20 semiconductor sales leaders with fabs (IC Insights, McClean Report 2023)

MST for GaN/Si ► Atomera provides modified Si substrates incorporating MST layers ► GaN growth at various US locations ► Physical characterization indicates fewer defects in GaN device layer ► Electrical characterization in process at Sandia National Lab ► Preliminary electrical data is consistent with lower defects (lower leakage, higher breakdown voltage) ► Sandia National Lab Rapid Access Program renewed in April 2025 5/5/25 Atomera Proprietary 7 Nucleation Stress - relief layers GaN device layers (RF, power, m LED ) Si substrate w/ MST GaN enabling layers MST Si (111) MST silicon substrate

Financial Review Atomera Incorporated 8 Income Statement ($ in thousands, except per-share data) March 31, 2025 December 31, 2024 March 31, 2024 REVENUE 4$ 23$ 18$ Gross Profit 4 10 (15) OPERATING EXPENSES Research & Development 3,255 2,823 2,858 General and Administration 2,088 1,811 1,811 Selling and Marketing 124 248 350 TOTAL OPERATING EXPENSES 5,467 4,882 5,019 OPERATING LOSS (5,463) (4,872) (5,034) Other Income (Expense) 254 215 212 NET LOSS (5,209)$ (4,657)$ (4,822)$ Net Loss Per Share (0.17)$ (0.16)$ (0.19)$ Weighted average shares outstanding 30,243 28,934 26,038 ADJUSTED EBITDA (NON-GAAP) (4,442)$ (3,911)$ (3,993)$ ADJUSTED EBITDA PER SHARE (0.15)$ (0.14)$ (0.15)$ Balance Sheet Information Cash, equivalents & ST investments 24,123$ 26,773$ 19,264$ Debt - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 9

Thank You Atomera Incorporated 10